FIRST FUNDS

                 Capital Appreciation Portfolio


                  SUPPLEMENT DATED MAY 10, 2000
                TO THE OCTOBER 28, 1999 PROSPECTUS

      This supplement provides new information beyond that
       contained in the prospectus, and should be read in
                conjunction with such prospectus.



The Capital Appreciation Portfolio ("Portfolio") of First Funds is co-advised by First Tennessee Bank National Association and Investment Advisers, Inc. ("IAI"). However, on March 1, 2000, the First Funds Board of Trustees voted to terminate the existing Investment Advisory and Management Agreement with IAI, effective June 1, 2000.

On May 1, 2000 the Board of Trustees mailed a definitive proxy statement to the shareholders of the Portfolio to notify the shareholders of a special meeting of the shareholders of the Portfolio to be held on May 17, 2000. This special meeting will be held for the purpose of voting on a proposal to adopt an Investment Advisory and Management Agreement for the Portfolio between First Funds and Delaware Management Company ("DMC"). The Board of Trustees unanimously recommends that the shareholders of the Portfolio adopt this proposal because the Trustees believe that DMC's long-term performance record and investment management style are more in keeping with the investment objective of the Portfolio and the long-term interest of shareholders.